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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 17, 2000.
                                                          --------------

                     Union Planters Mortgage Finance Corp.
                     -------------------------------------
               (Exact name of registrant as specified in charter)

            Delaware                333-35471            62-1712370
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 (State or other jurisdiction     (Commission          (IRS Employer
   of incorporation)               File Number)      Identification No.)

     7130 Goodlett Farms Parkway, Cordova, Tennessee            38018
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         (Address of principal executive offices)            (Zip Code)

        Registrant's telephone number, including area code (901) 580-6000
                                                           --------------

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         (Former name or former address, if changed since last report.)


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Item 5.  Other Events.

         On July 19, 2000 the Registrant expects to enter into an underwriting agreement with Morgan Stanley & Co. Incorporated (the "Underwriter"), pursuant to which the Underwriter will agree to purchase and offer for sale to the public, approximately $122,240,000 aggregate initial principal amount of the Registrant's Mortgage Pass-Through Certificates, Series 2000-1, Class A-1 and Class A-2 (the "Offered Securities"). The Offered Securities are registered for sale under the Registrant's effective shelf Registration Statement on Form S-3 (333-35471), and will be offered pursuant to a Prospectus, dated July 19, 2000, and a related Prospectus Supplement, dated July 19, 2000, to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended and Rule 424 thereunder.

         In connection with the offering of the Offered Securities, the Underwriter has prepared and disseminated to potential purchasers certain "Computational Materials," "Collateral Term Sheets" and/or "Structural Term Sheet(s)," as such terms are defined in the No-Action response letters to Kidder, Peabody and Co. Incorporated and certain affiliates thereof (publicly available, May 20, 1994) and the No-Action response letter to Cleary, Gottlieb, Steen & Hamilton on behalf of the Public Securities Association (publicly available, February 17, 1995), respectively. In accordance with such No-Action Letter, the Registrant is filing herewith such Computational Materials, Collateral Term Sheets and/or Structural Term Sheet(s) as Exhibit 99.1 and 99.2.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

  (c)    Exhibits.

99.1 Copy of "Computational Materials," "Collateral Term Sheets" and/or "Structural Term Sheet(s)" as provided by Morgan Stanley & Co. Incorporated.

99.2 Copy of Revised "Computational Materials," "Collateral Term Sheets" and/or "Structural Term Sheet(s)" as provided by Morgan Stanley & Co. Incorporated.


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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

July 17, 2000                                UNION PLANTERS MORTGAGE
                                             FINANCE CORP.


                                             By: /s/ Mark E. Mosteller
                                                --------------------------------
                                                Name: Mark E. Mosteller
                                                Title: Vice President


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                                INDEX TO EXHIBITS

                                                                                     Page
                                                                                     ----

99.1     Copy of "Computational Materials," "Collateral
         Term Sheets" and/or "Structural Term Sheet(s)"
         as provided by Morgan Stanley & Co. Incorporated..................   [Electronic Format]

99.2     Copy of Revised "Computational Materials," "Collateral
         Term Sheets" and/or "Structural Term Sheet(s)"
         as provided by Morgan Stanley & Co. Incorporated..................   [Electronic Format]